                                                                   EXHIBIT 10.20

                       SELLING SHAREHOLDER AUTHORIZATION


     This SELLING SHAREHOLDER AUTHORIZATION (this "Agreement") is made and entered into by and between the undersigned, an individual resident of the jurisdiction shown on the signature page below (the "Selling Shareholder"), and
(I) C.H. Robinson Worldwide, Inc., a Delaware corporation (the "Company," which shall be deemed to include all predecessors of the Company, unless expressly stated otherwise) and (II) D.R. Verdoorn and Owen P. Gleason.

                                    RECITALS
                                    --------

     WHEREAS, the Selling Shareholder is the record and beneficial owner of shares of common stock of C.H. Robinson, Inc., a Minnesota corporation ("Robinson Minnesota"), which shall be converted into shares of the Company's common stock, par value $.10 per share (the "Common Stock"), upon the merger of Robinson Minnesota with and into the Company (the "Merger");

     WHEREAS, the Selling Shareholder wishes to sell the number of shares of Common Stock shown on the signature page below (the "Shares") pursuant to an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Shareholder, other selling shareholders similarly situated and the underwriters named therein (the "Underwriters");

     WHEREAS, the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the purpose of registering for sale shares of the Common Stock, including the Shares;

     WHEREAS, the Selling Shareholder wishes to enter into this Agreement in order to facilitate the sale of the Shares by making certain representations to the Company for use in offering the Shares, by appointing attorneys-in-fact to enter into an Underwriting Agreement and to take certain actions pursuant thereto on behalf of the Selling Shareholder, by entering into the other agreements contained herein, and by agreeing that this Agreement and the actions authorized hereby are irrevocable;

     WHEREAS, the Selling Shareholder has received and reviewed a copy of the Preliminary Prospectus dated __________________, 1997 (the "Preliminary Prospectus"), and a draft of the Underwriting Agreement dated September __, 1997;

     WHEREAS, the Selling Shareholder acknowledges that (i) if the Selling Shareholder is a holder of Class B Common Stock of Robinson Minnesota that the Stock Purchase Agreement (along with any amendments, addendums and exhibits thereto) between the Selling Shareholder and the Company will automatically terminate in connection with the offering and (ii) if the Selling Shareholder is a holder of Class A Common Stock of Robinson Minnesota that restrictions on transfer of said stock will terminate upon effectiveness of the Merger; and

     WHEREAS, the Selling Shareholder agrees to restrict the sale of Common Stock not being sold by the Selling Shareholder to the Underwriters as provided herein.

     NOW, THEREFORE, in consideration of the premises, the agreements contained herein, similar selling shareholder authorizations being signed by other selling shareholders and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   TAX WITHHOLDINGS (PARTICIPANTS IN STOCK INCENTIVE PROGRAMS ONLY).
     ----------------------------------------------------------------

     The Selling Shareholder acknowledges that the Shares constitute restricted stock of Robinson Minnesota, and the restrictions with respect to the restricted stock will lapse immediately prior to the Closing. The effect of the lapse is that the Selling Shareholder will recognize ordinary income equal to the fair market value of the Shares.

     The Underwriting Agreement will commit the Underwriters to purchase only a portion of the Shares (approximately 87% of the Shares), but the Underwriters will have an option to purchase the balance of the Shares, which option may not be exercised. Taxable income will be recognized in respect of all of the Shares, even though only a portion of the Shares may be purchased. The Selling Shareholder's Form W-2 to be provided by the Company will include the fair market value of the Shares.

     The Selling Shareholder agrees that a portion of the proceeds from the sale of the Shares will be paid to the Company, which will be withheld for the payment of income taxes by Selling Shareholder. Consequently, the Selling Shareholder authorizes the Company to take such action as is necessary to assure that all applicable federal or state payroll, income withholding and any other taxes are withheld from the proceeds of the sale of the Shares, and agrees to complete, execute and deliver all forms necessary to assure such withholdings, including the Substitute Form W-9.

2.   INFORMATION REGARDING BENEFICIAL OWNERSHIP OF SHARES.
     ----------------------------------------------------

     As used in this Agreement, the "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (a) voting power, which includes the power to vote, or direct the voting of, such security, or (b) investment power, which includes the power to dispose or direct the disposition of such security. A person may be regarded as having voting power of a security which is owned (1) by that person's spouse or minor children or by any of that person's relatives or spouse's relatives who share the same home with that person; (2) a partnership of which that person is a partner; or (3) a corporation of which that person is a substantial shareholder.

     The Selling Shareholder is the beneficial owner of the equity securities of the Company, its parents or its subsidiaries listed below. Under the column "Nature of Ownership," the undersigned has indicated the amounts of securities for which the undersigned has (a) sole voting power, (b) shared voting power,
(c) sole investment power, or (d) shared investment power. In addition, the Selling Shareholder has separately indicated the amount of equity securities of the Company that the undersigned has the right to acquire within 60 days, including but not limited to any right to acquire (a) through the exercise of an option, warrant or right, (b) through conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or
(d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.



    Number of                                     Title of Securities
      Shares          Nature of Ownership        (Common or Preferred)
-----------------  -------------------------  ----------------------------
-----------------  -------------------------  ----------------------------
-----------------  -------------------------  ----------------------------
-----------------  -------------------------  ----------------------------
-----------------  -------------------------  ----------------------------

     The rules of the Commission permit a person to disclaim beneficial ownership of securities. Such a disclaimer means that listing of securities "beneficially owned" would not be construed as an admission of beneficial ownership for all purposes, such as the Commission's short-swing profit rules and rules governing reports by holders of five percent or more of the equity securities of a public company. To disclaim beneficial ownership of any of the shares listed above check "yes" below and provide the requested information.

   Answer:  / / YES    / / NO

   If so, please identify the shares to which the disclaimer applies and briefly describe the basis for the disclaimer.

  ---------------------------------
  ---------------------------------
  ---------------------------------


3.   IRREVOCABLE POWER OF ATTORNEY.
     -----------------------------

     3.1. In connection with the sale of the Shares, the Selling Shareholder irrevocably constitutes and appoints D.R. Verdoorn and Owen P. Gleason or either of them the true and lawful attorneys-in-fact (the "Attorneys," which shall mean either or both of the attorneys-in-fact) with full power and authority, whether acting singly or jointly, to act in the name and for and on behalf of the Selling Shareholder (this "Power of Attorney"):

        (a) To negotiate and agree upon the purchase price per share (the "Purchase Price Per Share") to be paid by the Underwriters for the Shares.

        (b) To negotiate, execute and deliver the Underwriting Agreement (and amendments thereto), which shall provide for the sale to the Underwriters of the Shares, or such part thereof as the Attorneys shall determine, which agreement contains, among other things, provisions for representations, warranties and indemnity agreements by the Selling Shareholder.

        (c) To sell to the Underwriters the Shares, or such part thereof as the Attorneys shall determine, at the Purchase Price Per Share.

        (d) To sell to the Underwriters additional shares of Company Common Stock pursuant to the over-allotment provision of the Underwriting Agreement at the Purchase Price Per Share.

        (e) To give such orders and instructions and sign such documents as the Attorneys may in their sole discretion determine to be necessary or proper, with respect to (i) the transfer on the books of the Company of the Shares in order to effectuate their sale; (ii) the transfer to Alex. Brown & Sons Incorporated, as representative (the "Representative") of the Underwriters, for the account of the Underwriters of the Shares against receipt of the purchase price to be paid therefor; (iii) the payment out of the proceeds of any sale to the Underwriters of the portion of all fees and expenses chargeable to the Selling Shareholders, all transfer taxes incident to the sale of the Shares and any other expenses incurred by the Seller not previously agreed (in writing) to be borne by the Company in connection with the registration, sale and delivery to the Underwriters of the shares of Common Stock being sold to the Underwriters and the public offering thereof;
    (iv) to the extent applicable the payment to the Company of a portion of the proceeds from the sale of the Shares to satisfy the Selling Shareholder's withholding obligations; and (v) the remittance to the Selling Shareholder of the balance of the proceeds from any sale of the Shares.

        (f) To complete and effectuate and, if necessary, to prepare and endorse on behalf of the Selling Shareholder an instruction directing the Company to transfer the Shares to be sold by the Selling Shareholder.

        (g) To retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company).

        (h) To do all things and to take all action, which the Attorneys, in their sole discretion, consider necessary or proper in connection with or to carry out the sale of the Shares on behalf of the Selling Shareholder as fully as the Selling Shareholder could do if personally present and acting.

     3.2. The Attorneys shall have full power to make and substitute any attorney to act in their place and stead, and the Selling Shareholder hereby ratifies and confirms all that the Attorneys or their substitute or substitutes shall do by virtue of this Agreement.

     3.3. For the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated, except as specifically provided in the Underwriting Agreement or this Power of Attorney, by the Selling Shareholder, by operation of law, by the death or incapacity of the Selling Shareholder, or by the occurrence of any other event. If the Selling Shareholder should die or become incapacitated, or liquidate, dissolve or be a party to a merger, or in the case of a trust, the trustee of the trust shall be removed, die or become incapacitated or the trust shall be terminated, or if any other such event should occur before the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the Attorneys are nevertheless authorized and directed to complete all of such transactions as if such event had not occurred, and actions taken by the Attorneys, pursuant to this Power of Attorney, shall be as valid as if such death, incapacity, removal or other event had not occurred, regardless of whether the Attorneys shall have received notice of such death, incapacity, removal or other event.

     3.4. The Attorneys are hereby empowered to determine in their sole discretion the time or times when, the purpose for which and the manner in which any power herein conferred shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by the Attorneys pursuant hereto.

     3.5. It is understood that the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or bad faith. The Selling Shareholder agrees to hold the Attorneys free and harmless from any and all loss, damage or liability which the Attorneys may sustain as a result of any action taken in good faith by the Attorneys, as Attorneys hereunder.

4.   LOCK-UP.
     -------

     The Selling Shareholder agrees that he or she will not, directly or indirectly, offer, sell, sell short or otherwise dispose of any shares of Common Stock or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) for a period of one year after the date of the Underwriting Agreement, except with the prior written consent of the Representative and except upon death of the Selling Shareholder or to members of his or her family or to trusts for him, her or their benefit that take subject to the same restrictions. Such restrictions do not prohibit the Selling Shareholder from exercising options to purchase shares of Company Common Stock, subject to the restrictions set forth herein regarding the offering, sale or other disposition of the shares received upon such exercise.

     The Selling Shareholder further agrees that stop transfer instructions with respect to Common Stock owned by the Selling Shareholder will be entered on the transfer books and records of the Company.

5.   IRREVOCABLE TRANSFER INSTRUCTION.
     --------------------------------

     The Selling Shareholder hereby irrevocably authorizes and instructs the Company to register the transfer of the Shares or any portion thereof to the Representative on the dates and in the amounts as the Attorneys shall direct in a writing filed with the Company. The Selling Shareholder agrees that, until the termination of this Agreement, such authorization and instruction shall be irrevocable. The Selling Shareholder agrees that he or she may not sell, pledge, transfer or otherwise dispose of the Shares prior to the termination of this Agreement.

6.   IRREVOCABLE COMMITMENT TO SELL SHARES.
     -------------------------------------

     The Selling Shareholder acknowledges that, upon the execution of and subject to the terms of the Underwriting Agreement, he or she will have unqualifiedly committed to sell the Shares to the Underwriters. Prior to December 31, 1997, this Agreement (including the commitment to sell the Shares) shall be irrevocable and shall not be subject to termination by any act of the Selling Shareholder, by operation of law or by the occurrence of any other event, including the death or incapacity of the Selling Shareholder if the Selling Shareholder is an individual, or the death, incapacity, removal or replacement of a trustee of the Selling Shareholder if the Selling Shareholder is a trust. If any such event should occur before the completion of the transactions contemplated by this Agreement and the Underwriting Agreement, all of such transactions shall be completed, and the Attorneys shall cause to be delivered the Shares to be sold in accordance with the terms and conditions of the Underwriting Agreement and this Agreement. In such event, the actions taken by the Attorneys pursuant to this Agreement shall be as valid as if such event had not occurred, regardless of whether the Attorneys shall have received notice of such event. The Company shall be entitled to act and rely upon any statement, request, notice or instructions from the Attorneys respecting this Agreement. Until the Underwriters have made payment of the Purchase Price Per Share pursuant to the Underwriting Agreement, the Selling Shareholder shall remain the owner of the Shares and shall have the right, among other things, to vote the same and to receive all dividends and distributions thereon.

7.   MODIFICATION OF STOCK INCENTIVE PROGRAMS (PARTICIPANTS ONLY).
     ------------------------------------------------------------

     (a) If the Selling Shareholder has received an award under the Company's Central Office Management Incentive Program ("C.O.M.I.P."), the Company and the Selling Shareholder agree that the award under the C.O.M.I.P. applicable to the year 1997 shall be modified immediately prior to the Closing to add the following paragraph:

        Notwithstanding the express provisions of this award, all amounts earned with respect to the year ending December 31, 1997, shall be payable in cash, and not in Common Stock, the C.O.M.I.P. shall terminate with the year ending December 31, 1997, and the paragraphs 7 and 8 of the award (and any comparable provisions in any prior award under the C.O.M.I.P.) shall be deleted and of no force or effect.

     (b) If the Selling Shareholder has received an award under the Company's Employee Incentive Program ("E.I.P."), the Company and the Selling Shareholder agree that paragraph 2 of the award applicable to the year 1997 (and any comparable provision in any prior award under the E.I.P.) shall be deleted and of no force or effect.

     (c) If the Selling Shareholder has received an award under the Company's Profit Center Incentive Program ("P.C.I.P."), the Company and the Selling Shareholder agree that the award under the P.C.I.P. applicable to the year 1997 shall be modified immediately prior to the Closing to add the following paragraph:

        Notwithstanding the express provisions of this award, all amounts earned shall be payable in cash, and not in Common Stock, and paragraphs 7 and 8 of the award (and any comparable provisions in any prior award under the P.C.I.P.) shall be deleted and of no force or effect.

8.   TERMINATION.
     -----------

     This Agreement shall terminate (i) if the sale of the Shares has not been completed by the close of business on December 31, 1997, or (ii) if the Representative advises the Company that it will not proceed with the proposed public offering during calendar year 1997.

9.   GENERAL PROVISIONS.
     ------------------

     9.1. Entire Agreement. This Agreement (including the exhibits, schedules and other documents referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations, written or oral, relating to the subject matter hereof.

     9.2. Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

     9.3. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provision of this Agreement will not be affected or impaired thereby.

     9.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and, to the extent permitted by subsection 9.5, successors and assigns.

     9.5. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable (including by operation of law) by any party without the prior written consent of the other parties to this Agreement. Upon any assignment of this Agreement without prior written consent, any of the other parties may, in its discretion, terminate this Agreement, declare this Agreement in default or allow this Agreement to remain in full force and effect.

     9.6. Modification, Amendment, Waiver or Termination. No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

     9.7. Notices. All notices, consents, requests, instructions, approvals or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail, electronic facsimile or e-mail addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

         (a)  Selling Shareholder
              -------------------
              As shown on the signature page below.

         (b)  Attorneys-in fact
              -----------------
              D.R. Verdoorn
              Owen P. Gleason
              C.H. Robinson Worldwide, Inc.
              8100 South Mitchell Road, Suite 200
              Eden Prairie, MN  55344-2248

         (c)  The Company
              -----------
              C.H. Robinson Worldwide, Inc.
              8100 South Mitchell Road, Suite 200
              Eden Prairie, MN  55344-2248
              Attention:  Vice President

Any party may change the address set forth above by notice to each other party given as provided herein.

     9.8. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     9.9. Governing Law. ALL MATTERS RELATING TO THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF.

     9.10. Third-Party Benefit. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

     9.11. Survival of Representations and Warranties. Notwithstanding any investigation made by any of the parties hereto and notwithstanding the sale of the Shares or any actions taken after the execution hereof, the representations made in this Agreement shall survive.

     9.12. Jurisdiction and Venue. THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR STATE COURT SITTING IN MINNESOTA, AND EACH PARTY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUM IS NOT CONVENIENT. IF ANY PARTY COMMENCES ANY ACTION UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT IN ANOTHER JURISDICTION OR VENUE, ANY OTHER PARTY TO THIS AGREEMENT SHALL HAVE THE OPTION OF TRANSFERRING THE CASE TO THE ABOVE-DESCRIBED VENUE OR JURISDICTION OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     IN WITNESS WHEREOF, the Selling Shareholder agrees to be bound by this Agreement.

Dated:  _____________________________, 1997
                                             ______________________________
                                             Signature
                                              [NAME]
                                              [ADDRESS]
                                              [CITY, STATE ZIP CODE]
                                              [NUMBER OF SHARES]

                Resident of the State of __________________________________
                                                    [must be completed]

Accepted:

____________________________________
D.R. Verdoorn


____________________________________
Owen P. Gleason


C.H. Robinson Worldwide, Inc.


By _________________________________
     Its Vice President



-------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9


NAME OF SHAREHOLDER:  [NAME]

ADDRESS:  [ADDRESS]
          [CITY, STATE ZIP CODE]

TAXPAYER IDENTIFICATION NUMBER:  [SSAN]

CERTIFICATION:  Under penalties of perjury, I certify that:

         1. The number shown on this form is my correct taxpayer identification number, and

         2. I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Note: Please cross out item 2 above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Dated:  ____________, 1997           Signature: ___________________

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